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                                                                   EXHIBIT 10.27

                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                              AMENDED AND RESTATED
                                STOCK OPTION PLAN

     1.   TITLE OF PLAN

          The title of this Plan is the Fairchild Semiconductor International, Inc. Amended and Restated Stock Option Plan, hereinafter referred to as the "Plan".

     2.   PURPOSE

          Fairchild Semiconductor International, Inc. established the Fairchild Semiconductor International, Inc. Stock Option Plan effective as of March 10, 1997. The Plan was amended and restated, effective January 5, 1998. This amendment and restatement of the Plan is effective as of June 24, 1999.

          The Plan is intended to align the interests of eligible key employees of Fairchild Semiconductor International, Inc. (hereinafter called the "Corporation") and its subsidiaries (as hereinafter defined) and of the non-employee directors of the Corporation with the interests of the stockholders of the Corporation and to provide incentives for such employees and directors to exert maximum efforts for the success of the Corporation. By extending to key employees and directors the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. It is further intended that options granted pursuant to this Plan may be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which are not incentive stock options (hereafter called "non-qualified stock options").

          The purpose of the amendments made by this amendment and restatement of the Plan is (i) to authorize the granting of non-qualified stock options to non-employee directors of the Corporation and (ii) to increase the number of shares of the Corporation's Class A Common Stock available under the Plan from 6,084,000 to 8,507,666.

     3.   STOCK SUBJECT TO THE PLAN

          There will be reserved for issue upon the exercise of options granted under the Plan 8,507,666 shares of the Corporation's Class A Common Stock, par value $.01 per share, subject to adjustment as provided in Paragraph 8, which may be unissued shares, reacquired shares, or shares bought on the market. Notwithstanding the foregoing, none of the additional 2,423,666 shares of the Corporation's Class A Common Stock made available under the Plan by this amendment and restatement may be made subject to incentive stock options. If any option, which shall have been granted, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again become available for the purposes of the Plan (unless the Plan shall have been terminated).

     4.   ADMINISTRATION

          The Plan shall be administered by a committee of the Board of Directors of the Corporation (the "Committee"), consisting of two or more members of the Board of Directors. The Committee shall be constituted to permit the Plan to comply with (i) Rule l6b3 promulgated under the Securities Exchange Act of 1934


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     ("Exchange Act") and any successor rule and (ii) IRS regulations issued under Section 162(m) of the Code.

(a) The Committee shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

(i) To determine from time to time which of the eligible persons shall be granted options under the Plan; the time or times (during the term of the option) within which all or portions of each option may be exercised and the number of shares for which an option or options shall be granted to each of them.

(ii) To construe and interpret the Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To prescribe the terms and provisions of each option granted (which need not be identical).

(iv) To determine whether options granted shall be incentive stock options or non-qualified stock options.

(v) To determine whether options granted shall be transferable without consideration to immediate family members or family trusts for the benefit of optionee's immediate family members. As used herein, "immediate family" means parents, spouses and children.

(b) The Committee shall not have the authority to grant new options in exchange for the cancellation of stock options previously granted under the Plan or under any other stock option plan of the Corporation.

     5.   ELIGIBILITY

          Options may be granted only to regular salaried officers and key employees of the Corporation and its subsidiaries and to members of the Board of Directors of the Corporation who are not also employees of the Corporation. However, only employees of the Corporation shall be eligible to receive incentive stock options. The term "subsidiary" corporation shall mean any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock.

     6.   TERMS OF OPTION AND OPTION AGREEMENTS

          Each option shall be evidenced by a written Stock Option Agreement which shall expressly identify the options as incentive stock options or as non-qualified stock options, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate; provided, however, that the grant of a non-qualified option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Corporation. The terms of the option agreements need not be identical, but each option agreement shall include, by appropriate language, or be subject to, the substance of all of the applicable following provisions:


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(a)  The purchase price under each option granted shall be as determined by the
     Committee but shall in no instance be less than 100% of fair market value on the date of grant. The fair market value on the date of grant shall be determined by the Committee; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System on the date the option is granted, fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on such System on such date or the last date preceding such date on which a sale was reported, or (ii) if the Common Stock is admitted to trading on a national securities exchange on the date the option is granted, fair market value shall not be less than the last sale price reported for the Common Stock on such exchange on such date or, if there was no sale on such date, the last date preceding such date on which a sale was reported.

(b) The maximum term of any incentive stock option shall be ten years from the date it was granted.

(c) The maximum term of any non-qualified stock option shall be ten years and one day from the date it was granted.

(d) An option may not be exercised to any extent, either by the person to whom it was granted or by the grantee's transferee, or by any person after the grantee's death, unless the person to whom the option was granted has remained in the continuous employ of the Corporation, or of a subsidiary, for not less than six months from the date when the option was granted. Otherwise, each option shall be exercisable as determined by the Committee.

(e) The Corporation, during the terms of options granted under the Plan, at all times will keep available the number of shares of stock required to satisfy such options.

(f) The Corporation will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy such options. Inability of the Corporation to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of its stock to satisfy such options shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtained or is obtainable.

(g) Neither a person to whom an option is granted nor his or her transferee, legal representative, heir, legatee, or distributes, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he or she has exercised his or her option pursuant to the terms thereof.

(h) No incentive stock option may be transferable except by will or by the laws of descent or distribution. During the lifetime of the person to whom an incentive stock option is granted, he or she alone may exercise such option.

(i) An option shall terminate and may not be exercised if the person to whom it is granted ceases to be continuously employed by the Corporation, or by a subsidiary of the Corporation, or to serve as a director of the Corporation, except (subject nevertheless to the last sentence of this subparagraph (i)): (1) if the grantee's continuous employment or other service is terminated for any reason other than (i) retirement, (ii) permanent disability, or (iii) death, the grantee or the grantee's transferee may exercise the option to the extent that the grantee was entitled to exercise such option at the date of such termination at any time within a period of three (3) months following the date of such termination, or if the grantee shall die within the period of three (3) months following the date of such termination without having exercised such option, the option may be exercised within a period of one year following the grantee's death by the grantee's transferee or the person or persons to whom the grantee's rights under the option pass by will or by the laws of descent or distribution but only to the extent exercisable at the date


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     of such termination; (2) if the grantee's continuous employment or other service is terminated by (i) retirement, (ii) permanent disability, or
     (iii) death, the option may be exercised in accordance with its terms and conditions at any time within a period of five (5) years following the date of such termination by the grantee or the grantee's transferee, or in the event of the grantee's death, by the persons to whom the grantee's rights under the option shall pass by will or by the laws of descent or distribution; (3) if the grantee's continuous employment is terminated and within a period of ninety (90) days thereafter the grantee is recalled to the active payroll, the Committee may reinstate any portion of the option previously granted but not exercised. Nothing contained in this subparagraph (i) is intended to extend the stated term of the option and in no event may an option be exercised by anyone after the expiration of its stated term. With respect to non-qualified stock options, termination of employment or service as an employee or director shall not be treated as a termination of employment or service for purposes of this Section 6(i) if the grantee continues without interruption to serve thereafter in another such capacity for the Corporation.

(j) Option agreements evidencing incentive stock options shall contain such terms and provisions as may be necessary to render them incentive stock options pursuant to Section 422 of the Code and the income tax regulations thereunder, as the same or any successor statute or regulations may at the time be in effect.

(k) Nothing in this Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ or other service of the Corporation or any of its subsidiaries, or to interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his or her employment or other service at any time.

     7.   TIME OF GRANTING OPTION

          The Committee shall determine the date on which options are granted under the Plan. All options granted must be approved at a meeting of the Committee by a majority of the members of the Committee. If an option agreement is not executed by an employee and returned to the Corporation on or prior to ninety (90) days after the date the option agreement is received by the employee (or such earlier date as the Committee may specify), such option shall terminate.

     8.   ADJUSTMENT IN NUMBER OF SHARES AND IN OPTION PRICE

          In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Committee.

     9.   PAYMENT OF PURCHASE PRICE AND WITHHOLDING TAXES

(a) The purchase price for all shares purchased pursuant to options exercised must be either paid in full in cash, or paid in full, with the consent of the Committee, in Common Stock of the Corporation valued at fair market value on the date of exercise or a combination of cash and Common Stock. Fair market value on the date of exercise shall be determined in the same manner as provided in Section 6(a) hereof.

(b) The Committee may permit the payment of all or part of the applicable withholding taxes due upon exercise of an option, up to the highest marginal rates then in effect, by the withholding of shares otherwise issuable upon exercise of the option. Option shares withheld in payment of such taxes shall be valued at the fair market value of the Corporation's Common Stock on the date of exercise as provided in Section 6(a) hereof.


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     10.  CHANGE IN CONTROL

          In the event the Corporation is merged into or acquired by another entity in a transaction involving a change in control, the Committee shall have the complete authority and discretion, but not the obligation, to accelerate the vesting of any outstanding options granted hereunder. The Committee may also ask the Board of Directors to negotiate, as part of any agreement involving a sale or merger of the Corporation, a sale of substantially all the Corporation's assets or similar transaction, terms providing protection for employees holding options under the Plan.

     11.  AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

(a) The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Corporation's stock is listed, or other applicable law or regulation.

(b) The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. An option may not be granted while the Plan is suspended or after it is terminated.

(c) The rights and obligations under any options granted while the Plan is in effect shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the option was granted or the grantee's transferee or the person to whom rights under an option shall have passed by will or by the laws of descent and distribution.

     12.  EFFECTIVE DATE

          The Plan was originally established effective on March 10, 1997, as a result of the reorganization of the three Fairchild divisions of National Semiconductor Corporation (the Discrete, Logic and Memory divisions) and was approved by the stockholders of the Corporation within twelve (12) months after said date. The 1998 amendment and restatement of the Plan was effective January 5, 1998, and applied to any option grant made on or after that date prior to June 24, 1999. This amendment and restatement of the Plan is effective as of June 24, 1999, and applies to any option grant made on after such date.

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          To record the adoption of the Plan, Fairchild Semiconductor
     International, Inc. has caused its authorized officers to affix its corporate name and seal this ____ day of August, 1999.

[CORPORATE SEAL]                     FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.


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Attest: ____________________         By:______________________________

         Secretary                                Title: